UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                           *****

                          FORM 8-K

                      CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of Earliest Event Reported):

                   February 14, 2003


              Crompton Corporation
(Exact Name of Registrant as Specified in its Charter)


   Delaware              0-30270            52-2183153
(State or other      (Commission File     (IRS Employer
 Jurisdiction             Number)          Identification
 of Incorporation)                         Number)


199 Benson Road, Middlebury, Connecticut        06749
(Address of Principal Executive Offices)      (Zip Code)


                      (203) 573-2000
  (Registrant's Telephone Number, Including Area Code)





Item 5.  Other Events and Regulation FD Disclosure.

     Crompton Corporation today announced that it is cooperating with competition authorities in the U.S., Canada and the European Union that are investigating possible collusive behavior with respect to heat stabilizers for plastics. Crompton Corporation and its relevant affiliates have been granted conditional amnesty with regard to criminal prosecution and fines in the United States and Canada and expect to be granted conditional amnesty in the European Union in the near future. Amnesty is conditioned on several factors, including the company's continued cooperation with the authorities. A copy of a press release concerning the conditional amnesty and heat stabilizers for plastics investigation is attached as an exhibit hereto and is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

          -  Not Applicable

     (b)  Pro forma financial information.

          -  Not Applicable

     (c)  Exhibits.

          Exhibit Number           Exhibit Description

              99                      Press Release


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                   Crompton Corporation
                                        (Registrant)

                                   By:/s/ Barry J. Shainman
                                   Name:  Barry J. Shainman
                                   Title: Secretary

Date:     February 14, 2003




Exhibit Index

  Exhibit Number        Exhibit Description

      99                Press Release Dated February 14, 2003